Rescission Agreement
                              --------------------

     THIS RESCISSION AGREEMENT is made and entered into effective this 2nd day of July, 1997, by and between JNS MARKETING, INC., (the Company), a Colorado corporation, Howard and Lacey Arnaiz and H.D, Arnaiz, Ltd. ( collectively the "Arnaiz Group"), Steven and Diane Malcoun, Omega Resources, a California Limited Partnership, Blazing Sunsets, a Limited Partnership, Matt Lucas, and Cedar Pacific Golf Properties, a Nevada corporation (collectively the CPGP Group). Each member of the Arnaiz Group and the CPGP Group enters this Agreement individually and on behalf of the other members of their respective groups.


                                    RECITALS

     WHEREAS, the Company, the Arnaiz Group and the CPGP Group previously entered into certain agreements and reached certain understandings, all of which were memorialized in a plan for reorganization, which was filed as an exhibit to a Form 8-K dated May 12, 1994, by the Company with the United States Securities and Exchange Commission (the "Plan"); and

     WHEREAS, the Company, the Arnaiz Group and the CPGP Group never met the contingencies that would have made the Plan effective and now desire to rescind their agreements, to convey the shares of the Company's common stock issued to them under the Plan (the "Shares") to the Company, and to release and discharge each other from any and all liabilities, claims, or obligations to each other under the agreements as contained in the Plan; and

     WHEREAS, The Arnaiz Group and the CPGP Group took control of the Company on or about May 14, 1994 ("Effective Date") and initiated a great many changes in the corporate structure as set forth in the Filing, but the Company has been dormant for over three years, while the CPGP Group and the Arnaiz Group remained in control; and

     WHEREAS, The CPGP Group and the Arnaiz Group are now willing to relinquish control of the Company and an agreement for the purchase and sale of the Companys stock has been entered of even date herewith that will transfer control of the Company to a new group of investors ( Purchasers or New Investors) and the Company has negotiated an agreement for the assumption of control of the Company by Purchasers entitled "Purchase and Sale Agreement" ("New Investor Agreement") of even date herewith:


                              TERMS AND CONDITIONS

     NOW THEREFORE, in consideration of (i) the mutual promises to release each other from any and all claims, liabilities or obligations under the Plan, except as otherwise provided for herein; (ii) certain covenants and agreements contained in the New Investor Agreement, benefiting the parties hereto, including specifically, the payment of $70,000.00 by the Purchasers to the Company, of which approximately $50,000 will be distributed by the Escrow Agent (as defined hereinafter) to or for the benefit of the Arnaiz Group and the CPGP Group, and approximately $18,000 will be paid by Escrow Agent directly to creditors of the Company; and (iii) the promises, covenants and agreements contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Mutual Release. The Parties, for themselves, affiliates, and respective officers, directors, employees, attorneys, agents, representatives, successors, assigns, and trustees hereby release, acquit, and forever discharge each other, their affiliates, and respective officers, directors, employees, attorneys, agents, representatives, successors, assigns, and trustees of and from any and all claims, demands, damages, judgments, suits, actions, and causes of action of whatsoever kind, nature, or description, whether arising in law or equity or upon contract or tort, or under state or federal law or laws, or under common law, or otherwise, arising from the Plan and related agreements, except for acts of the Parties not directly related to the Plan or that arise under the terms and conditions of this Agreement.

     2. Company Minutes. The CPGP Group and the Arnaiz Group, or any of them serving as Directors of the Company, acknowledge and agree to sign, as appropriate, the attached Unanimous Consent of the Directors ( Exhibit A) in lieu of a meeting and the Consent of the Stockholders ( Exhibit B) in lieu of a meeting rescinding the reorganization of the Company, all as set forth in the Plan, including (i) accepting ownership of that certain corporate, wholly owned subsidiary of the Company, Cedar Pacific Properties, a Nevada corporation, and
(ii) accepting the terms and conditions of this Agreement.

     3. Company Representations.

          3.1 The Company represents and confirms to the Arnaiz Group and the CPGP Group as follows:

               3.1.1 That certain obligation due American Stock Transfer Corporation in the approximate amount of $2,000 (currently $1,820 as listed in the Settlement Sheet described in 4.2.3) shall be paid in full by the Company and the Company indemnifies and holds the CPGP Group and the Arnaiz Group harmless for this obligation, subject only to 3.1.5.

               3.1.2 That certain obligation due and owing John Brasher for attorneys fees in the approximate amount of $3,000.00 shall be paid in full by the Company and the Company indemnifies and holds the CPGP Group and the Arnaiz Group harmless for this obligation, subject only to 3.1.5.

               3.1.3 Those certain obligations due and owing to (i) Levine, Hughes & Mithuen, Inc. in the amount of $8,000 and (ii) Jerry Nelson or Nelson's affiliate in the amount of $5,000, shall be paid in full by the Company and the Company indemnifies and holds the CPGP Group and the Arnaiz Group harmless for these obligations, subject only to 3.1.5.

               3.1.4. That the Company agrees to pay all of its obligations up to $18,000.00, including those obligations identified in 3.1.1, 3.1.2, and 3.1.3 above, which were incurred since the Effective Date and before the date of this Agreement.

               3.1.5 The Company also agrees to assume payment of any obligation created by Purchasers on behalf of the Company or which may be incurred to bring the Company current with Securities and Exchange Commission reporting requirements and obligations; including discretionary tax filings identified at
5.1.12. All other corporate liabilities or obligations of any nature or sort in excess of $18,000.00 (i.e., the amounts identified above in 3.1.1, 3.1.2, and 3.1.3 above) shall be the responsibility of the CPGP Group, and the Arnaiz Group assumes no responsibility or liability for payment of these excess obligations, if any.

     4. Payment to the CPGP Group , the Arnaiz Group and Escrow Agent. Upon the return of all Company stock issued to any member of the CPGP Group and the Arnaiz Group under the Plan or acquired in some other manner by any member of the CPGP Group and the Arnaiz Group, the following shall occur:

          4.1. Companys Obligations. The Company shall:

               4.1.1. Subject to adjustment in accordance with the Settlement Sheet described below, direct the Escrow Agent to pay aggregate consideration of $49,875.00 to the CPGP Group and the Arnaiz Group, with the CPGP Group receiving $20,448.75 and the Arnaiz Group receiving $29,426.25. The aggregate consideration of $49,875.00 is that amount estimated to be available for distribution to the CPGP Group and the Arnaiz Group after deduction of various agreed upon amounts for certain expenses in accordance with the Settlement Sheet described below in 4.2.3. The consideration shall be held by the Escrow Agent as hereinafter provided, subject to completion of all other duties provided for herein.

               4.1.2. Transfer all right, title and interest to and for that certain wholly owned subsidiary, Cedar Pacific Golf Properties, a Nevada corporation, to members of the CPGP Group and the Arnaiz Group, as the authorized representative of such groups may direct.

          4.2. Escrow Agents Duties. Levine, Hughes & Mithuen, Inc., certified public accountants agree to act as escrow agents for this transaction. The parties agree and confirm one to the other that Levine, Hughes & Mithuen, Inc. Certified Public Accountants, by Raymond Saitta, ( Escrow Agent) is the Escrow Agent agreed to by both parties to this Agreement. The Parties authorize and direct the Escrow Agent as follows:

               4.2.1. Escrow Agent shall pay the obligations assumed by the Company as provided hereinabove; and

               4.2.2. Escrow Agent shall pay any and all obligations of the CPGP Group and the Arnaiz Group assumed under the terms of this Agreement before disbursing any moneys from escrow to the CPGP Group or the Arnaiz Group, including but not limited to the specific payments referenced in this Agreement that are not the specific obligations of the Purchasers under this Agreement, and direct costs of the transfer agent associated with all stock cancellations and transfers required by this Agreement. Upon payment of the obligations described in the immediately preceding sentence, Escrow Agent is authorized to release the moneys provided for in 4.1.1. above to members of the CPGP Group and the Arnaiz Group, provided that the Escrow Agent receives a written authorization for disbursement signed by each respective member of the Arnaiz Group and the CPGP Group.

               4.2.3. Escrow Agent shall create a final settlement sheet for this transaction (the "Settlement Sheet"), which will be attached to and made a part of this Agreement as Exhibit C. Escrow Agent represents and warrants to the parties hereto that the Companys books and records reflect that the Companys financial condition is auditable under the conditions and standards required by the United States Securities and Exchange Commission; and

               4.2.4.  Escrow Agent shall  transfer all  documents,  records and files of the Company, including all stock certificates and letters of resignation submitted pursuant to this Agreement and being held by Escrow Agent to such person or persons as the Company may direct, except documents, records and files of Cedar Pacific Golf Properties, which shall be transferred according to 4.1.2., above.

               4.2.5. Escrow Agent shall perform such duties and tasks as be required by the New Investor Agreement. Escrow Agent's actions under this provision shall not have any effect on distribution of funds to the CPGP Group or the Arnaiz Group under 4.2.2., above.

          4.3. Fees and Expenses. It is understood and agreed that any fees or expenses of Escrow Agent due and owing as a result of acting on behalf of the Company, the CPGP Group, and the Arnaiz Group are solely the obligations of the CPGP Group and the Arnaiz Group to be paid according to 4.2.2 and pursuant to the Settlement Sheet described above in 4.2.3.

     5. Representations and Warranties.

          5.1. Each member of the CPGP Group and the Arnaiz Group represents and warrants to the Company and the Purchasers with respect to the Shares owned by such person or entity and issued under the Plan:

               5.1.1. Ownership of Shares and Right to Transfer. That their Shares are free and clear of any and all security interests, agreements, restrictions, claims, liens, pledges and encumbrances of any nature or kind, and that they each have the absolute and unconditional right to sell, assign, transfer and deliver their Shares to the Company in accordance with the terms of this Agreement.

               5.1.2. Validity of Agreement. They have the legal capacity and authority to enter into this Agreement. This Agreement is a valid and legally binding obligation and is fully enforceable against them in accordance with its terms, except as such enforceability may be limited by general principles of equity, bankruptcy, insolvency, moratorium and similar laws relating to creditors' rights generally.

               5.1.3. Agreement Not in Conflict with Other Instruments; Required Approvals Obtained. The execution, acknowledgment, sealing, delivery, and performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not (a) violate or require any registration, qualification, consent, approval, or filing under, (i) any law, statute, ordinance, rule or regulation (hereinafter collectively referred to as "Laws") of any federal, state or local government (hereinafter collectively referred to as "Governments") or any agency, bureau, commission or instrumentality of any Governments ("hereinafter collectively referred to as "Governmental Agencies"), or (ii) any judgment, injunction, order, writ or decree of any court, arbitrator, Government or Governmental Agency by which the Company or any of its assets or Properties is bound; (b) conflict with, require any consent, approval, or filing under, result in the breach or termination of any provision of, constitute a default under, result in the acceleration of the performance of the Company's obligations under, or result in the creation of any claim, security interest, lien, charge, or encumbrance upon any of the Company's properties, assets, or businesses pursuant to, (i) the Company's Charter or Bylaws, (ii) any indenture, mortgage, deed of trust, license, permit, approval, consent, franchise, lease, contract, or other instrument or agreement to which the Company is a party or by which the Company or any of the Company's assets or properties is bound, or (iii) any judgment, injunction, order, writ or decree of any court, arbitrator, Government or Governmental Agency by which the Company or any of its assets or properties is bound.

               5.1.4. Indemnification of Third Party Beneficiaries. Each member of the CPGP Group and the Arnaiz Group agrees to indemnify and hold harmless the New Investors and their agents, attorneys, successors and assigns against any losses, claims, damages, or liabilities (or actions in respect thereof) arising from any breach of their respective representations and warranties contained in 5.1.1, 5.1.2, and 5.1.3 above.

          5.2. Each member of the CPGP Group (but not any members of the Arnaiz Group) represents and warrants to the Company and the Purchasers as follows:

               5.2.1. Due Organization; Good Standing; Authority of the Company. The Company is a corporation duly organized, validly existing as a stock corporation, and in good standing under the laws of the State of Colorado. The Company has full right, power, and authority to own its properties and assets, and to carry on its business. The Company is duly licensed, qualified and authorized to do business as a foreign corporation, and is in good standing, in each jurisdiction in which the properties and assets owned by it or the nature of the business conducted by it makes such licensing, qualification and authorization legally necessary. A complete and correct copy of each of the Companys Articles of Incorporation, as amended to the date of this Agreement, (the "Charter") certified by the Secretary of State of the State of Colorado (the "Department") and bylaws, as amended to the date of this Agreement, and incorporated by reference herein. The Charter and the Bylaws are in full force and effect, and the Company is not in breach or violation of any of the provisions thereof. The minute books of the Company containing the minutes of the meetings of the stockholders of the Company and the board of directors of the Company, are complete, correct and accurate as to all proceedings involving or required of the stockholders and/or the board of directors of the Company.

               5.2.2. Validity of Agreement. The CPGP Group has the legal capacity and authority to enter into this Agreement. This Agreement is a valid and legally binding obligation of the CPGP Group and is fully enforceable against the CPGP Group in accordance with its terms, except as such enforceability may be limited by general principles of equity, bankruptcy, insolvency, moratorium and similar laws relating to creditors' rights generally.

               5.2.3. Capitalization; the Companys Stock; Related Matters. The Company's authorized capital stock consists of 50,000,000 shares of common stock. Of the authorized shares outstanding, the CPGP Group represents there are a total of 25,207,245 shares outstanding, of which 22,938,593 shares are shares which were issued under the Plan and which for purposes of this Agreement are subject to cancellation. Delivery of the Shares by the CPGP Group and the Arnaiz Group to the Company pursuant to this Agreement will transfer all legal and equitable title to more than 90% of the issued and outstanding common stock of the Company.

               5.2.4.   Options,   Warrants  and  Other  Rights  and  Agreements
Affecting The Companys Capital Stock. The Company has no authorized or outstanding preferred stock, options, warrants, calls, subscriptions, rights, convertible securities or other securities [as defined in the federal Securities Act of 1933 (hereinafter "Securities")] or any commitments, agreements, arrangements or understandings of any kind or nature obligating the Company in any such case, to issue shares of the Companys capital stock or other Securities or securities convertible into or evidencing the right to purchase shares of the Companys capital stock or other Securities. Neither the CPGP Group, nor the Company, is a party to any agreement, understanding, arrangement or commitment, or bound by any Articles of Incorporation or bylaw provision which creates any rights in any Person with respect to the authorization, issuance, voting, sale or transfer of any shares of the Company's capital stock or other Securities. No shareholder of the Company has any right of first refusal, nor any preemptive rights in connection with the issuance of securities of common stock of the Company.

               5.2.5. No Subsidiaries. The Company does not have any subsidiaries and does not, directly or indirectly, own any interest in or control any corporation, partnership, joint venture, or other business entity, except Cedar Pacific Golf Properties, a Nevada corporation, which is represented as a wholly-owned subsidiary of the Company. All representations made by the CPGP Group regarding the Company are construed to also include Cedar Pacific Golf Properties.

               5.2.6. Agreement Not in Conflict with Other Instruments; Required Approvals Obtained. The execution, acknowledgment, sealing, delivery, and performance of this Agreement by the CPGP Group and the consummation of the transactions contemplated by this Agreement will not (a) violate or require any registration, qualification, consent, approval, or filing under, (i) any law, statute, ordinance, rule or regulation (hereinafter collectively referred to as "Laws") of any federal, state or local government (hereinafter collectively referred to as "Governments") or any agency, bureau, commission or instrumentality of any Governments ("hereinafter collectively referred to as "Governmental Agencies"), or (ii) any judgment, injunction, order, writ or decree of any court, arbitrator, Government or Governmental Agency by which the Company or any of its assets or Properties is bound; (b) conflict with, require any consent, approval, or filing under, result in the breach or termination of any provision of, constitute a default under, result in the acceleration of the performance of the Company's obligations under, or result in the creation of any claim, security interest, lien, charge, or encumbrance upon any of the Company's properties, assets, or businesses pursuant to, (i) the Company's Charter or Bylaws, (ii) any indenture, mortgage, deed of trust, license, permit, approval, consent, franchise, lease, contract, or other instrument or agreement to which the Company is a party or by which the Company or any of the Company's assets or properties is bound, or (iii) any judgment, injunction, order, writ or decree of any court, arbitrator, Government or Governmental Agency by which the Company or any of its assets or properties is bound.

               5.2.7.  Conduct of Business in  Compliance  with  Regulatory  and
Contractual Requirements. The Company has conducted and is conducting its business in compliance with all applicable Laws of all Governments and Governmental Agencies. Neither the real or personal properties owned, leased, operated or occupied by the Company, nor the use, operation or maintenance thereof, (i) violates any Laws of any Government or Governmental Agency, or (ii) violates any restrictive or similar covenant, agreement, commitment, understanding or arrangement.

               5.2.8. Licenses; Permits; Related Approvals. The Company possesses all licenses, permits, consents, approvals, authorizations, qualifications, and orders ("hereinafter collectively referred to as "Permits") of all Governments and Governmental Agencies lawfully required to enable the Company to conduct its business in Colorado. All of the Permits are in full force and effect, and no suspension, modification or cancellation of any of the Permits is pending or threatened.

               5.2.9. Legal Proceedings. There is no action, suit, proceeding, claim, arbitration, or investigation by any Government, Governmental Agency or other Person (i) pending to which the Company is a party, (ii) threatened against or relating to the Company or any of the Company's assets or businesses,
(iii) challenging the Company's right to execute, acknowledge, seal, deliver, perform under or consummate the transactions contemplated by this Agreement, or
(iv) asserting any right with respect to any of the CPGP Group Shares, and there is no basis for any such action, suit, proceeding, claim, arbitration or investigation.

               5.2.10. Financial Statements; Undisclosed Liabilities. Attached hereto as Exhibit D and incorporated by reference herein are copies of certain unaudited balance sheets, Statements of Operations and Retained Earnings and Statements of Changes in Financial Position prepared by Escrow Agent as of the dates and for the periods ending on such dates as are stated thereon,(hereinafter collectively referred to as the "Financial Statements"). The Financial Statements are in accordance with the books and records of the Company, are true, correct and complete and accurately present the Company's financial position as of the dates set forth therein and the results of the Company's operations and changes in the Company's financial position for the periods then ended, all in conformity with generally accepted accounting principles applied on a consistent basis during each period and on a basis consistent with that of prior periods. Specifically, the Financial Statements are represented to be auditable and nothing contained in the Financial Statements or the information relied on to create said Statements would prevent an audit of the Company based on standards of the United States Securities and Exchange Commission; except (i) as disclosed in the Financial Statements and
(ii) as disclosed in this Agreement. There are no claims, liabilities (of any nature or sort, whether absolute, accrued, unaccrued, liquidated, unliquidated, contingent or otherwise) or obligations not fully disclosed in the Company's Financial Statements. All prepaid items set forth in the Company's Financial Statements have been properly accrued.

               5.2.11. Tax Matters. Because of the inactive nature of the Company as represented in 5.2.16., below, the Company has not filed, with any appropriate Governmental Agencies, any tax returns, information returns, and reports. Further, the Company was not required make any such filings. The Company has no liabilities for taxes (including taxes withheld from employees' salaries and other withholding taxes and obligations), interest, penalties, assessments or deficiencies owed to any taxing authorities. There are and have not been any claims by the Internal Revenue Service ("IRS"), or any state taxing authorities, for taxes due and payable by the Company. There are and have not been any deficiencies or assessments claimed, made or settled against the Company. Any and all tax related matters are contained in and are fully provided for in the Financial Statements (see 5.2.10., above). The Company has not adopted a plan of complete liquidation under the Internal Revenue Code of 1986, as amended (the "Code"), or filed a consent pursuant to Section 341(f) of the Code. The Company is not a party to, and is not aware of, any pending or threatened action, suit, proceeding, or assessment against it for the collection of taxes by any Governmental Agency. Neither the Company nor the CPGP Group make any representations or warranties with respect to tax loss carry-forwards.

               5.2.12 Reliance on Representations. The CPGP Group represents and confirms they understand the significance of these representations to the Purchasers who are acquiring the Companys stock and relying on representations contained within this Agreement in connection with entering into the New Investor Agreement.

               5.2.13 Indemnification of Third Party Beneficiaries. The undersigned members of the CPGP Group agree to indemnify and hold harmless the New Investors and their agents, attorneys, successors and assigns against any losses, claims, damages, or liabilities (or actions in respect thereof) arising from (i) any breach of this Agreement, including but not limited to the representations and warranties contained in this Agreement, and (ii) any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts as represented in 5.2.17 below, either by way of this Agreement, or in the documentation of the Companys books and records as compiled and held by the Escrow Agent and relied on by the New Investors.

               5.2.14 Representation of Financial Responsibility. The CPGP Group represents and confirms they assume full responsibility for all financial obligations incurred by the corporation prior to the date of this Agreement, except as set forth in paragraph 4 above; the CPGP Group shall indemnify and hold the Company harmless for any and all other and further obligations in excess of $18,000.00 (see 3.1.5, above), which are solely the responsibility of the CPGP Group.

               5.2.15. Controlled Group. The Company is not a member of a commonly controlled group of trades or businesses, an affiliated service group, or an employee leasing arrangement under Section 414 of the Code.

               5.2.16. Inactive Nature of Company. On the Effective Date, the Company was not actively engaged in any business operations and had no material tangible assets, real or personal, had no employees other than a President and Secretary and was not a party to any contracts, leases, security agreements, employment agreements, collective bargaining agreements, employee benefit plans, licenses, permits, promissory notes, loan agreements, security agreements, mortgages  or  other  contracts  or  agreements  except  for the  contracts  and agreements relating to the Plan and had no liabilities (contingent or otherwise). The CPGP Group represents and affirms the inactive status of the Company has remained consistently the same from the Effective Date to the date of this Agreement.

               5.2.17. Full Disclosure. This Agreement (including the Exhibits hereto) does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained herein not misleading. There is no fact known to the CPGP Group, regarding the Company's financial condition, results of operations, business, or prospects, which has not been disclosed in this Agreement; or which materially adversely affects the accuracy of the representations and warranties contained in this Agreement.

               5.2.18. No Brokerage. Sellers have not incurred any obligation or liability, contingent or otherwise, for brokerage fees, finder's fees, agent's commissions, or the like in connection with this Agreement or the transactions contemplated hereby.

          5.3. Stock Cancellation. The CPGP Group shall return for cancellation, at no expense to the Company (i.e., transfer agents fees and costs), any and all stock acquired for themselves or for others who may have acquired stock, in any form, kind, or nature ( Sellers Stock) all in accordance with the Articles and Bylaws of the Company and subject to and approved by the Company. All certificates submitted for cancellation shall be given to the Escrow Agent.

     6. Resignation from the Company. Any member of the CPGP Group holding office, in either an elected or appointed position, agrees to submit a letter of resignation upon signing this Agreement, which will be effective no later than the closing of the transaction contemplated by this Agreement in conjunction with the Agreement for Purchase and Sale of Stock with the Purchasers referred to in 5.1.13 and 5.1.14, above.

          6.1. Disposition. Said letter of resignation is subject to approval by the Company and is to be made part of the corporate records.

          6.2. Content. Each letter submitted shall state the name of the person resigning, the position or positions held by that person, a statement of resignation and a statement absolving the Company of any liability whatsoever.

     7. Miscellaneous.

          7.1. Survival of Representations, Warranties, and Agreements. All of the representations, warranties, covenants, promises and agreements of the parties contained in this Agreement (or in any document delivered or to be delivered pursuant to this Agreement or in connection with the Closing) shall survive the execution, acknowledgment, sealing and delivery of this Agreement and the consummation of the transactions contemplated hereby for a period of thirty-six (36) months following the Closing.

          7.2. Certain Definitions. As used throughout this Agreement, the following terms have the following meanings:

               7.2.1. "Affiliate" has the meaning ascribed to such term in Rule 405 promulgated under the Securities Act, as such rule is in effect on the date hereof.

               7.2.2.  "Person" means an individual,  partnership,  corporation,
trust,   unincorporated   organization,   government,  or  agency  or  political
subdivision of a government.

               7.2.3. "Securities Act" means the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the relevant time.

          7.3. Notices. All notices, requests, demands, consents, and other communications which are required or may be given under this Agreement (collectively, the "Notices") shall be in writing and shall be given either (a) by personal delivery against a receipted copy, or (b) by certified or registered U.S. mail, return receipt requested, postage prepaid, to the following addresses:

          (i)  If to the CPGP Group:

               C/O Steven Malcoun
               2453 Grand Canal Blvd.
               Stockton, CA  95207-8253

          (i)  If to the Arnaiz Group:

               C/O Russell. L. Ray
               3158 Auto Center Circle, Suite "E"
               Stockton, CA 95221

        (iii)  If to the Company:

               C/O Henry F. Schlueter, Esq.
               Schlueter & Associates, P.C.
               1050 17th Street, Suite 1700
               Denver, Colorado 80265

         (iv)  If to the Escrow Agent:

               Levine Hughes & Mithuen, Inc.
               Attn: Ray Saitta
               6025 South Quebec Street, Suite 325
               Englewood, CO  80111

or to such other address of which written notice in accordance with this ss. 7.3 shall have been provided by such party. Notices may only be given in the manner hereinabove described in this ss. 7.3 and shall be deemed received when given in such manner.

          7.4. Entire Agreement. This Agreement (including the Exhibits hereto) constitutes the full, entire and integrated agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, correspondence, understandings and agreements among the parties hereto respecting the subject matter hereof.

          7.5. Assignability. This Agreement shall not be assignable by any party hereto without the prior written consent of the other parties hereto; provided, however, that the Purchaser may, without the prior written consent of any other party, assign its interest in this Agreement to any affiliate of the Purchaser if such affiliate undertakes to perform the Purchaser's obligations hereunder that shall have been so assigned, and upon, from and after such assignment the Purchaser shall have no further liabilities, obligations or duties in respect of the rights, obligations and duties so assigned.

          7.6. Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto, each other person who is indemnified under any provision of this Agreement, and their respective heirs, personal and legal representatives, guardians, successors and, in the case of Purchaser, its permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any other person any rights, remedies, obligations, or liabilities.

          7.7. Severability. Any provision of this Agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability, without invalidating or rendering unenforceable the remaining provisions of this Agreement.

          7.8. Amendment; Waiver. No provision of this Agreement may be amended, waived, or otherwise modified without the prior written consent of all of the parties hereto. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement herein contained. The waiver by any party hereto of a breach of any provision or condition contained in this Agreement shall not operate or be construed as a waiver of any subsequent breach or of any other conditions hereof.

          7.9. Section Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          7.10. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

          7.11. Applicable Law. This Agreement is made and entered into, and shall be governed by and construed in accordance with, the laws of the State of Colorado.

          7.12. Remedies. The parties hereto acknowledge that the Sellers Shares are unique; that any claim for monetary damages may not constitute an adequate remedy; and that it may therefore be necessary for the protection of the parties and to carry out the terms of this Agreement to apply for the specific performance of the provisions hereof. It is accordingly hereby agreed by all parties that no objection to the form of the action or the relief prayed for in any proceeding for specific performance of this Agreement shall be raised by any party, in order that such relief may be expeditiously obtained by an aggrieved party. All parties may proceed to protect and enforce their rights hereunder by a suit in equity, transaction at law or other appropriate proceeding, whether for specific performance or for an injunction against a violation of the terms hereof or in aid of the exercise of any right, power or remedy granted hereunder or by law, equity or statute or otherwise. No course of dealing and no delay on the part of any party hereto in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice its rights, powers or remedies, and no right, power or remedy conferred hereby shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

          7.13. Further Assurances. The CPGP Group jointly and severally agree to execute, acknowledge, seal and deliver, after the date hereof, without additional consideration, such further assurances, instruments and documents, and to take such further actions, as the Company may request in order to fulfill the intent of this Agreement and the transactions contemplated hereby.

          7.14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     8. Right to Legal Counsel. Each of the Parties specifically represents and warrants he/she/it will not raise or use their failure to obtain counsel as a defense or claim against any other party, or as a defense to enforcement of the specific provisions of documents prepared with or associated with this Rescission Agreement or the Rescission Agreement itself. Further, each of the Parties represents and warrants to each of the other Parties that they have read this Rescission Agreement and they fully know, understand, and appreciate its contents and that they execute it and make and covenant as provided for herein voluntarily and of their own free will.

     IN WITNESS WHEREOF, the Parties have executed this Rescission Agreement consisting of twelve (12) pages, including the signature pages, effective as of the date first set forth above.

The Company                               The CPGP Group
-----------                               --------------

JNS Marketing, Inc.                       Cedar Pacific Golf Corporation
a Colorado corporation                    (formerly JNS Marketing, Inc.)


By:___________________________            By:___________________________________
   Jerald R. Nelson, President               Steven Malcoun,  President



Attest: ______________________            Attest:_______________________________
        Donna K. Nelson                          Diane Malcoun


The Arnaiz Group
----------------



______________________________            ______________________________________
Howard Arnaiz, an individual              Lacey Arnaiz, an individual


H.D. Arnaiz, Ltd.

By:_______________________
   Howard Arnaiz


Escrow Agent
------------

Levine, Hughes & Mithuen, Inc.
6025 South Quebec Street, Suite 325
Englewood, CO  80111

By:_______________________
   Raymond Saitta


Other CPGP Group Members
------------------------

Omega Resources, a Limited Partnership


By:_______________________
   General Partner


Blazing Sunsets, a Limited Partnership


By:_______________________
   General Partner

Individual Signatures
---------------------
                                 NOTARY PUBLIC

         Subscribed and sworn to before me this _____ day of July, 1997. My commission expires:

                                         ___________________________
                                                Notary Public


__________________________________
Howard D. Arnaiz, an individual


                                 NOTARY PUBLIC

        Subscribed and sworn to before me this _____ day of July, 1997. My commission expires:

                                          ___________________________
                                                 Notary Public


__________________________________
Lacey Arnaiz, an individual


                                 NOTARY PUBLIC


        Subscribed and sworn to before me this _____ day of July, 1997. My commission expires:

                                          ____________________________
                                                 Notary Public


___________________________________
Steven Malcoun, an individual


                                  NOTARY PUBLIC


        Subscribed and sworn to before me this _____ day of July, 1997. My commission expires:


                                          ____________________________
                                                  Notary Public


___________________________________
Diane Malcoun, an individual

                                 NOTARY PUBLIC

        Subscribed and sworn to before me this _____ day of July, 1997. My commission expires:


                                            ____________________________
                                                   Notary Public
_________________________________
Matt Lucas, an individual